UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 6, 2005

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation’s (the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. Horace Mann is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 1.01: Entry into a Material Definitive Agreement

On June 6, 2005, Horace Mann Educators Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. relating to the public offering of $75,000,000 principal amount of the Company’s 6.05% Senior Notes due June 15, 2015 (the “Notes”). The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The Notes are being issued under an indenture (the “Indenture”), dated as of June 9, 2005, as supplemented by a first supplemental indenture (the “First Supplemental Indenture”), dated as of June 9, 2005, each between the Company and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”). The Underwriting Agreement, the Indenture, the First Supplemental Indenture and the Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of the Trustee, dated as of June 6, 2005, are included as Exhibits 1.1, 4.1, 4.2 and 25.1 to this Form 8-K and are hereby incorporated by reference into the Registration Statement and the Prospectus (as defined in the next paragraph). A form of the Note is included as Exhibit A to the First Supplemental Indenture.

The Notes are being issued pursuant to the Prospectus Supplement, dated June 6, 2005, to the Prospectus, dated December 30, 2003 (the “Prospectus”), filed as part of the registration statement on Form S-3 (No. 333-111234) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on December 30, 2003.

Item 8.01: Other Events

On June 6, 2005, the Company issued a press release reporting the pricing of the sale of $75,000,000 aggregate principal amount of the Notes, which is attached as Exhibit 99.1 and is incorporated by reference herein.

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Item 9.01: Financial Statements and Exhibits

(c)	Exhibits.

1.1	Underwriting Agreement, dated June 6, 2005, between Horace Mann Educators Corporation (“HMEC”) and Goldman, Sachs & Co.

4.1	Indenture, dated as of June 9, 2005, between HMEC and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”).

4.2	First Supplemental Indenture, dated as of June 9, 2005, between HMEC and the Trustee.

4.3	Form of HMEC 6.05% Senior Notes due June 15, 2015 (the “Notes”) (included in Exhibit 4.2)

25.1	Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of the Trustee, dated June 6, 2005.

99.1	Press release, dated June 6, 2005, reporting the pricing of the sale of $75,000,000 aggregate principal amount of the Notes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name:	Bret A. Conklin
Title:	Senior Vice President & Controller
(Principal Accounting Officer)

Date: June 9, 2005

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